UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 08, 2019

LCI INDUSTRIES

(Exact name of registrant as specified in its charter)

Delaware	001-13646	13-3250533

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3501 County Road 6 East, Elkhart, Indiana		46514

(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:		(574) 535-1125

N/A

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	LCII	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 8, 2019, Lippert Components, Inc., a subsidiary of LCI Industries (the “Company”), entered into an Extension Agreement (the “Extension Agreement”) with Andrew Namenye, the Company’s Vice President – Chief Legal Officer and Secretary. The Extension Agreement provides that the 24-month period following termination of employment during which the restrictive covenant provisions contained in Mr. Namenye’s Executive Employment Agreement apply is extended for an additional 12-month period. The Extension Agreement also provides for, and the Company’s Compensation Committee approved, a special award of restricted stock units (“RSUs”) to be granted to Mr. Namenye, which RSUs had an effective grant date of October 8, 2019 and will vest over a three-year period, with one-third vesting on each of December 1, 2020, December 1, 2021, and December 1, 2022.

The Extension Agreement is substantially similar to the extension agreements entered into by the Company’s other executive officers as reported in the Current Report on Form 8-K filed by the Company on March 12, 2019 (the “March 2019 Form 8-K”). The other executive officers also received a special RSU award in connection with entering into those extension agreements.

The RSUs granted to Mr. Namenye were granted under, and the foregoing description of the terms of the RSUs is qualified in its entirety by reference to, the form of RSU award agreement filed as Exhibit 10.2 to the March 2019 Form 8-K and is incorporated herein by reference as Exhibit 10.1 and constitutes a part of this report. The foregoing description of the Extension Agreement is qualified in its entirety by reference to the form of Extension Agreement, which was filed as Exhibit 10.3 to the March 2019 Form 8-K and is incorporated herein by reference as Exhibit 10.2 and constitutes a part of this report. The form of Executive Employment Agreement was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on March 4, 2015.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Index:

Exhibit No.	Description

10.1	Form of Restricted Stock Unit Award Agreement (Executives) under the LCI Industries 2018 Omnibus Incentive Plan (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed on March 12, 2019)
10.2	Form of Extension Agreement (incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K filed on March 12, 2019)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LCI INDUSTRIES
(Registrant)

By: /s/ Brian M. Hall Brian M. Hall Chief Financial Officer

Dated: October 11, 2019